UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

DOCUMENT SECURITY SYSTEMS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1l (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

DOCUMENT SECURITY SYSTEMS, INC.

28 EAST MAIN STREET, SUITE 1525

ROCHESTER, NEW YORK 14614

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of Stockholders (the “Annual Meeting”) of Document Security Systems, Inc. (the “Company”, “we”, “us” or “our”) will be held on Wednesday, August 26, 2015, at 11:00 a.m. (Eastern Standard Time) at First Federal Plaza, First Floor Conference Room, 28 East Main Street, Rochester, New York 14614 for the purposes of:

1.	Considering and voting upon a proposal to elect five directors to the Company’s Board of Directors to hold office until the next Annual Meeting;

2.	Considering and voting upon a proposal to ratify Freed Maxick CPAs, P.C. as the Company’s independent registered public accountants for the fiscal year ending December 31, 2015;

3.	To conduct an advisory vote on executive compensation; and

4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

The Board of Directors has fixed the close of business on June 30, 2015 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponement thereof.

This year, we are again implementing the “Notice and Access” method approved by the Securities and Exchange Commission that allows companies to provide proxy materials to stockholders via the Internet. The Internet will be used as our primary means of furnishing proxy materials to our stockholders. Consequently, stockholders will not receive paper copies of our proxy materials. We will instead send stockholders a notice with instructions for accessing the proxy materials and voting via the Internet. The notice also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. This makes the proxy distribution process more efficient and less costly.

A Notice of Internet Availability of Proxy Materials, which contains specific instructions on how to access those materials via the Internet and vote online, as well as instructions on how to request paper copies, will be mailed to our stockholders on or about July 8, 2015. The Company’s Annual Report and the Proxy Statement, along with any amendments to the foregoing materials that are required to be furnished to stockholders, will be available at http://viewproxy.com/dsssecure/2015.

By order of the Board of Directors

Robert Fagenson Chairman of the Board

2

  WHETHER OR NOT YOU PLAN ON ATTENDING THE ANNUAL MEETING IN PERSON, PLEASE VOTE AS PROMPTLY AS POSSIBLE TO ENSURE THAT YOUR VOTE IS COUNTED.

THE PROPOSALS FOR THE ELECTION OF DIRECTORS AND THE ADVISORY VOTE ON EXECUTIVE COMPENSATION ARE CONSIDERED “NON-ROUTINE” MATTERS. ACCORDINGLY, BROKERS, BANKS, BROKER DEALERS AND OTHER NOMINEES ARE NOT PERMITTED TO VOTE ON THESE MATTERS WITHOUT SPECIFIC VOTING INSTRUCTIONS FROM THE BENEFICIAL OWNER.

3

DOCUMENT SECURITY SYSTEMS, INC.

28 EAST MAIN STREET, SUITE 1525

ROCHESTER, NEW YORK 14614

_____________________

PROXY STATEMENT FOR THE COMPANY’S

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 26, 2015

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving these proxy materials?

The proxy materials describe the proposals on which our Board of Directors would like you, as a stockholder, to vote on at the Annual Meeting. The materials provide you with information on these proposals so that you can make an informed decision. We intend to mail a Notice of Internet Availability of Proxy Materials (the “Notice”) to all stockholders of record entitled to vote at the Annual Meeting.

Who can vote at the Annual Meeting of Stockholders?

Stockholders who owned shares of common stock of the Company, par value $0.02 per share (the “Common Stock”), as of June 30, 2015, the Record Date, may attend and vote at the Annual Meeting. Each share is entitled to one vote. There were 46,302,404 shares of Common Stock outstanding as of June 30, 2015. All shares of Common Stock shall vote together as a single class.

What is the proxy card?

The proxy card enables you to appoint the persons named therein as your representative to vote your shares at the Annual Meeting, and to provide specific instructions as to how you wish your shares to be voted. By completing and returning the proxy card, you are authorizing these persons to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. By providing specific voting instructions for each proposal identified on the proxy card, your shares will be voted in accordance with your wishes whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, we suggest that you complete and return your proxy card before the Annual Meeting date just in case your plans change. If a routine proposal comes up for vote at the Annual Meeting that is not on the proxy card, your appointed representative will vote your shares, under your proxy, according to their best judgment.

What am I voting on?

You are being asked to vote on the election of the Company’s Board of Directors, on the ratification of the Company’s independent registered public accountants for the fiscal year ending December 31, 2015 and for approval of executive compensation disclosed in this Proxy Statement of the Company’s executive officers who are named in this Proxy Statement’s Summary Compensation Table. We may also transact any other business that properly comes before the Annual Meeting.

How does the Board of Directors recommend that I vote?

Our Board of Directors unanimously recommends that the stockholders vote “For” the nominees for director, “For” the ratification of the Company’s independent registered public accountants for the fiscal year ending December 31, 2015 and “For” approval of the executive compensation disclosed in this Proxy Statement of the Company’s executive officers who are named in this Proxy Statement’s Summary Compensation Table.

What is the difference between holding shares as a stockholder of record and holding shares as a beneficial owner?

Most of our stockholders hold their shares in an account at a brokerage firm, bank, broker dealer or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

4

Registered Stockholders (Stockholders of Record)

If on the Record Date, your shares were registered directly in your name with our transfer agent, American Stock Transfer and Trust Company, LLC, you are a stockholder of record who may vote at the Annual Meeting. As the stockholder of record, you have the right to direct the voting of your shares via the internet or telephone or, if you request, by returning a proxy card to us. You may also vote in person at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please vote via the internet or telephone, or if you request, complete, date and sign a proxy card and provide specific voting instructions to ensure that your shares will be voted at the Annual Meeting.

Beneficial Owner

If on the Record Date, your shares were held in an account at a brokerage firm, bank, broker-dealer or other similar organization, you are considered the beneficial owner of shares held “in street name”, and the Notice is being forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct your nominee holder on how to vote your shares and to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you receive a valid proxy from your brokerage firm, bank, broker dealer or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank, broker dealer or other nominee holder. If you do not make this request, you can still vote by following the voting instructions contained in the Notice; however, you will not be able to vote in person at the Annual Meeting. If you do not provide specific voting instructions to your nominee holder for each proposal identified on the proxy card, your nominee holder will only be permitted to cast a vote on Proposal 2, ratification of the Company’s independent registered public accountants, but will not be permitted to cast a vote in connection with Proposals 1 or 3.

How do I Vote?

Stockholders of record (also called registered stockholders) may vote by any of the following methods:

A.  By mail:  if you request or receive proxy materials by mail, you may vote by completing the proxy card with your voting instructions and returning it in the postage-paid envelope provided.

If we receive your proxy card prior to the Annual Meeting date and you have marked your voting instructions on the proxy card, your shares will be voted:

•	as you instruct, and
•	as your proxy representative may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

If you return a signed proxy card, but do not provide specific voting instructions for each proposal, your shares will be voted by your proxy representative in the manner recommended by the Board on all matters presented in the Proxy Statement and as the proxy representatives may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

B.  By Internet:  read the proxy materials and follow the instructions provided in the Notice.

C.  By toll-free telephone:  read the proxy materials and call the toll free number provided for in the proxy voting instructions.

D.  In person at the Annual Meeting.

Beneficial Stockholders (shares held in “street name”). If your shares are held in the name of a broker, bank, broker dealer or other nominee holder of record, follow the voting instructions you receive from the holder of record to vote your shares. You must provide specific voting instructions to your broker, bank, broker dealer or other nominee holder of record in order for your shares to be voted in the proposal for election of directors and for approval of the executive compensation disclosed in this Proxy Statement of the Company’s executive officers who are named in this Proxy Statement’s Summary Compensation Table. If you are a beneficial holder of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform the inspector of election that it does not have the authority to vote on such non-routine matter with respect to your shares. This is generally referred to as a “broker non-vote”.

5

If you are a beneficial owner of shares held in street name, you may vote by any of the following methods:

A.  By Mail:  If you request or receive printed copies of the proxy materials by mail, you may vote by completing the proxy card with your voting instructions and returning it to your broker, bank, broker dealer or other nominee holder of record prior to the Annual Meeting.

B.  By Internet.  You may vote via the Internet by following the instructions provided in the Notice mailed to you by your nominee holder.

C.  By toll-free telephone.  You may vote by calling the toll free telephone number found in the proxy voting instructions.

D.  In Person.  If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a valid proxy from the nominee organization that holds your shares.

Why did I receive a Notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the Securities and Exchange Commission, the Company has elected to provide access to its proxy materials over the Internet. Accordingly, the Company is sending such Notice to the Company’s stockholders of record and beneficial owners. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages you to take advantage of the availability of the proxy materials on the Internet.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards, and provide your voting instructions, to ensure that all of your shares are voted for each of the proposals.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You may do this by:

•	sending a written notice to the Secretary of the Company stating that you would like to revoke your proxy of a particular date;
•	signing another proxy card with a later date and returning it before the polls close at the Annual Meeting;
•	submitting a vote at a later time via Internet or telephone before the closure of those voting facilities at 11:59p.m. (Eastern Time) on August 25, 2015; or
•	attending the Annual Meeting and voting in person.

Please note, however, that if your shares are held of record by a brokerage firm, bank, broker dealer or other nominee, you must instruct your broker, bank, broker dealer or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank, broker dealer or other nominee. If your shares are held in street name, and you wish to attend the Annual Meeting and vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the broker, bank, broker dealer or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are held in street name or in your name and you do not sign and return your proxy card, or otherwise vote the shares via Internet or telephone, your shares will not be voted unless you vote in person at the Annual Meeting.

How are votes counted?

You may vote “For” or “Against” any proposal, or you may “Abstain” from voting on one or more proposals contained in the Proxy Statement. The inspector of elections appointed by the Company will tabulate the votes at the Annual Meeting.

6

How many votes are required to elect the nominated persons to the Board of Directors?

If a quorum is present at the Annual Meeting, an affirmative majority of the votes cast on the proposal is required to elect the nominees for director.

How many votes are required to ratify the Company’s independent registered public accountants?

If a quorum is present at the Annual Meeting, an affirmative majority of the votes cast on the proposal is required to ratify Freed Maxick CPAs, P.C. as the Company’s independent registered public accountants for the fiscal year ending December 31, 2015.

How many votes are required to approve the executive compensation disclosed in this Proxy Statement of the Company’s executive officers who are named in this Proxy Statement’s Summary Compensation Table?

If a quorum is present at the Annual Meeting, an affirmative majority of the votes cast on the proposal is required to carry the proposal. The advisory vote on executive compensation (Proposal 3) will not be binding on either the Board of Directors or the Company. However, the Company’s Compensation Committee will take into account the outcome of the stockholder vote on this proposal at the Annual Meeting when considering future executive compensation arrangements. In addition, your non-binding advisory vote described in Proposal 3 will not be construed (1) as overruling any decision by the Board of Directors, any Board committee or the Company relating to the compensation of the named executive officers, or (2) as creating or changing any fiduciary duties or other duties on the part of the Board of Directors, any Board committee or the Company.

How many votes are required to approve other matters that may come before the stockholders at the Annual Meeting?

If a quorum is present at the Annual Meeting, an affirmative majority of the votes cast on any permitted proposal brought before the Annual Meeting is required for approval of such additional proposals.

What happens if I don’t indicate how to vote my proxy?

If you are a beneficial holder in street name and you just sign your proxy card without providing further instructions, your shares will not be voted in the election of directors or for the advisory vote on executive compensation. Specific voting instructions are required in order for your nominee holder of record to vote on those proposals. On routine matters that permit discretionary voting, such as ratification of the Company’s independent registered public accountants, your shares may be voted on such matters by the nominee holder of record.

If you are a registered stockholder of record and you just sign your proxy card without providing further instructions, your shares will be voted by your proxy representative in the manner recommended by the Board.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Annual Meeting?

We plan to announce preliminary voting results at the Annual Meeting. We will also file a Current Report on Form 8-K with the Securities and Exchange Commission within four business days of the Annual Meeting disclosing the final voting results.

Who can help answer my questions?

You can contact our corporate headquarters, at (585) 325-3610, or send a letter to: Investor Relations, Document Security Systems, Inc., 28 East Main Street, Suite 1525, Rochester, New York, 14614, with any questions about proposals described in this Proxy Statement or how to execute your vote.

7

DOCUMENT SECURITY SYSTEMS, INC.

28 EAST MAIN STREET, SUITE 1525

ROCHESTER, NEW YORK 14614

PROXY STATEMENT

SOLICITATION OF PROXIES

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Document Security Systems, Inc. (the “Company”), for use at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held at First Federal Plaza, First Floor Conference Room, 28 East Main Street, Rochester, New York 14614 on Wednesday, August 26, 2015, at 11:00 a.m. (Eastern Standard Time) and at any adjournments or postponements thereof. Solicitation of proxies may be made by directors, officers and other employees of the Company. No additional compensation will be paid for any such services. This solicitation of proxies is being made by the Company which will bear all costs associated with the mailing of the proxy materials and the solicitation of proxies. Whether or not you expect to attend the Annual Meeting in person, and if you request and receive proxy materials by mail, please return your executed proxy card in the enclosed envelope and the shares represented thereby will be voted in accordance with your instructions. The Notice of Internet Availability of Proxy Materials (the “Notice”) will be mailed to all stockholders on or about July 8, 2015. The proxy voting instructions accompanying the Notice describe the process for voting your shares via the Internet or by telephone. For stockholders who request mailings of the proxy materials, we will begin mailing the proxy materials to stockholders on or about July 15, 2015.

REVOCABILITY OF PROXY

Any stockholder executing a proxy that is solicited has the power to revoke it prior to the voting of the proxy. Revocation may be made by attending the Annual Meeting and voting the shares of stock in person, or by delivering to the Secretary of the Company at the principal office of the Company prior to the Annual Meeting a written notice of revocation or a later-dated, properly executed proxy.

RECORD DATE

Stockholders of record at the close of business on June 30, 2015 (the “Record Date”) will be entitled to vote at the Annual Meeting.

ACTION TO BE TAKEN UNDER PROXY

In the case of the Company receiving a signed proxy (“Proxy”) from a registered stockholder containing voting instructions “FOR” the election of each of the nominated directors, and “FOR” Proposals 2 and 3, the persons named in the Proxy (Robert Bzdick, Secretary of the Company, and Jeffrey Ronaldi, Chief Executive Officer of the Company), or either one of them who acts (the “Proxy Representative”), will vote:

(1)	FOR the election of the persons named herein as nominees for directors of the Company;

(2)	FOR ratification of Freed Maxick CPAs, P.C. as the Company’s independent registered public accountants for the fiscal year ending December 31, 2015;

(3)	FOR approval of executive compensation disclosed in this Proxy Statement of the Company’s executive officers who are named in this Proxy Statement’s Summary Compensation Table; and

(4)	According to their judgment on the transaction of such matters or other business as may properly come up for vote at the Annual Meeting or any adjournments or postponements thereof.

If the giver of the Proxy provides voting instructions to cast a vote “AGAINST” any or all of the nominated directors or any of the proposals, the Proxy Representative will vote such shares accordingly. If the giver of the Proxy provides voting instructions to “ABSTAIN” from voting on any or all of the above proposals, the Proxy Representative will abstain from voting the shares accordingly. For registered stockholders, if no specific voting instructions are given to the Proxy Representative, then the Proxy Representative will vote “FOR” Proposals 1, 2 and 3 and according to their judgment on any other matters properly submitted for a vote at the Annual Meeting.

8

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

As of June 30, 2015, there were 46,302,404 shares of Common Stock issued and outstanding, which constitute all of the outstanding shares of capital stock of the Company entitled to vote at the Annual Meeting. Stockholders are entitled to one vote for each share of Common Stock held by them.

A majority of the outstanding shares present in person or represented by proxy will constitute a “quorum” at the Annual Meeting. New York State law provides that directors be elected by the plurality of votes cast at a meeting of stockholders except as otherwise provided in the Company’s Certificate of Incorporation or By-Laws. The Company’s By-Laws, as amended, require the election of directors by an affirmative majority of the votes cast at the Annual Meeting on the proposal for election of directors. Under the Company’s By-Laws, as amended, the vote required for approval of all other proposals set forth in the Proxy Statement is an affirmative majority of the votes cast on each such proposal at the Annual Meeting. Proposal No. 3 is non-binding, as discussed below.

Abstentions from voting and broker non-votes will operate as neither a vote “FOR” nor a vote “AGAINST” a nominee for director under Proposal 1. In addition, abstentions and broker non-votes will operate as neither a vote “FOR” nor a vote “AGAINST” Proposal 3 of this Proxy Statement. Absent specific voting instructions, nominee holders of record may vote “FOR” or “AGAINST” Proposal 2, or may “ABSTAIN” from voting on Proposal 2, but will not be permitted to vote on Proposals 1 or 3. Votes on all matters will be counted by a duly appointed inspector of election, whose responsibilities are to ascertain the number of shares outstanding and the voting power of each, determine the number of shares represented at the Annual Meeting and the validity of proxies and ballots, count all votes and report the results to the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth beneficial ownership of Common Stock as of June 30, 2015 by each person known by the Company to beneficially own more than 5% of the Common Stock, each director and nominee for election as a director, each of the executive officers named in the Summary Compensation Table (see “Executive Compensation” below), and by all of the Company’s directors and executive officers as a group. Each person has sole voting and dispositive power over the shares listed opposite his name except as indicated in the footnotes to the table and each person’s address is c/o Document Security Systems, Inc., 28 East Main Street, Suite 1525, Rochester, New York 14614.

For purposes of this table, beneficial ownership is determined in accordance with the Securities and Exchange Commission rules, and includes investment power with respect to shares owned and shares issuable pursuant to warrants or options exercisable within 60 days of June 30, 2015.

The percentages of shares beneficially owned are based on 46,302,404 shares of our Common Stock issued and outstanding as of June 30, 2015, and is calculated by dividing the number of shares that person beneficially owns by the sum of (a) the total number of shares outstanding on June 30, 2015, plus (b) the number of shares such person has the right to acquire within 60 days of June 30, 2015.

Name	Number of Shares Beneficially Owned		Percentage of Outstanding Shares Beneficially Owned
Robert Fagenson	1,140,776	(1)	2.5%
Jeffrey Ronaldi	1,239,323	(2)	2.71%
Peter Hardigan	1,030,705	(3)	2.2%
Robert B. Bzdick	885,999	(4)	1.9%
Jonathon Perrelli	35,000	(5)	*
Ira A. Greenstein	128,857	(6)	*
Warren Hurwitz	35,000	(5)	*
Philip Jones	140,003	(7)	*
All officers and directors as a group (8 persons)	4,635,663		9.5%
5% Shareholders
None

9

 * Less than1%.

 (1) Includes 880,776 shares of the Company’s Common Stock, 60,000 shares of the Company’s Common Stock issuable upon the exercise of currently exercisable stock options, 100,000 shares of the Company’s Common Stock held by Mr. Fagenson’s wife, and an aggregate of 100,000 shares of the Company’s Common Stock held in trusts for Mr. Fagenson’s two adult children, of which Mr. Fagenson is trustee. Mr. Fagenson disclaims beneficial ownership of the 100,000 shares of the Company’s Common Stock held by his wife and the 100,000 shares of the Company’s Common Stock held in trusts for Mr. Fagenson’s two adult children. Does not include 36,775 options that will not vest within 60 days of June 30, 2015.

(2) Includes 296,187 shares of the Company’s Common Stock, 929,734 shares of the Company’s Common Stock issuable upon exercise of stock options within 60 days of June 30, 2015, and 13,402 shares of the Company’s Common Stock issuable upon exercise of warrants with an exercise price of $4.80. Does not include 277,367 options that will not vest within 60 days of June 30, 2015.

(3) Includes 121,740 shares of the Company’s Common Stock, 890,286 shares of the Company’s Common Stock issuable upon exercise of stock options within 60 days of June 30, 2015, and 18,679 shares of the Company’s Common Stock issuable upon exercise of warrants with an exercise price of $4.80. Does not include 257,643 options that will not vest within 60 days of June 30, 2015.

(4) Includes 565,437 shares of the Company’s Common Stock, and 320,562 shares of the Company’s Common Stock issuable upon the exercise of stock options within 60 days of June 30, 2015. Does not include 47,781 options that will not vest within 60 days of June 30, 2015.

(5) Includes 15,000 shares of the Company’s Common Stock, and 20,000 shares of the Company’s Common Stock issuable upon exercise of stock options. Does not include 10,000 options that will not vest within 60 days of June 30, 2015.

(6) Includes 28,857 shares of the Company’s Common Stock, and 100,000 shares of the Company’s Common Stock issuable upon the exercise of stock options within 60 days of June 30, 2015. Does not include 26,775 options that will not vest within 60 days of June 30, 2015.

(7) Includes 18,750 shares of the Company’s Common Stock, and 121,253 shares of the Company’s Common Stock issuable upon the exercise of options within 60 days of June 30, 2015. Does not include 56,626 options that will not vest within 60 days of June 30, 2015.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

AND RELATED PERSON TRANSACTIONS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than 10% of our equity securities (“Reporting Persons”) to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on our review of copies of such reports and representations from the Reporting Persons, we believe that during the fiscal year ended December 31, 2014, all Reporting Persons were in compliance with the applicable requirements of Section 16(a) of the Exchange Act.

Transactions with Related Persons

During 2014 and 2013, the Company paid consulting fees of approximately $145,000 and $188,000, respectively, to Patrick White, its former CEO, under a consulting agreement. The agreement expired in March 2015, and all payments thereunder ceased at that time.

On March 13, 2014, the Company entered into an engagement letter with National Securities Corporation to assist the Company with various public offerings of its securities. Robert Fagenson, who is the Chairman of the Board of Directors of the Company, is also the Chairman of the Board of Directors of National Holdings Corporation, which owns National Securities Corporation. In December 2014, the Company paid National Securities Corporation approximately $134,000 in underwriting fees, and approximately $100,000 in underwriter expenses in connection with a public offering of the Company’s securities.

10

Review, Approval or Ratification of Transactions with Related Persons

The Board conducts an appropriate review of and oversees all related party transactions on a continuing basis and reviews potential conflict of interest situations. The Board has adopted formal standards to apply when it reviews, approves or ratifies any related party transaction. In addition, the Board applies the following standards to such reviews: (i) all related party transactions must be fair and reasonable and on terms comparable to those reasonably expected to be agreed to with independent third parties for the same goods and/or services at the time they are authorized by the Board and (ii) all related party transactions should be authorized, approved or ratified by the affirmative vote of a majority of the directors who have no interest, either directly or indirectly, in any such related party transaction.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

INFORMATION ABOUT THE NOMINEES

The Company’s By-laws, as amended, specify that the number of directors shall be at least three and no more than nine persons, unless otherwise determined by a vote of the majority of the Board of Directors. All of the nominees named below have been nominated by the Company to stand for election as incumbents. Each director of the Company serves for a one-year term (or until the next annual meeting of stockholders) or until such director’s successor is duly elected and qualified or until such director’s earlier resignation or removal. David Klein resigned as a director effective on October 31, 2014. Peter Hardigan and Jonathon Perrelli were not re-nominated and their terms will expire after the Annual Meeting.

Biographical and certain other information concerning the Company’s nominees for election to the Board is set forth below. There are no familial relationships among any of our directors or nominees. Except as indicated below, none of our directors is a director in any other reporting companies. None of our directors has been affiliated with any company that has filed for bankruptcy within the last ten years. We are not aware of any proceedings to which any of our directors, or any associate of any such director is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

BOARD NOMINEES

Name	Age
Robert B. Fagenson	66
Jeffrey Ronaldi	49
Robert B. Bzdick	60
Warren Hurwitz	51
Ira A. Greenstein	55

The principal occupation and business experience for each director nominee, for at least the past five years, is as follows:

Robert B. Fagenson spent the majority of his career at the New York Stock Exchange, where he was Managing Partner of one of the largest specialist firms operating on the exchange trading floor. Having sold his firm and subsequently retired from that business in 2007, he has since been the Chief Executive Officer of Fagenson & Co., Inc., a 50 year old broker dealer that is engaged in institutional brokerage as well as investment banking and money management. On March 1, 2012, Fagenson & Co., Inc. transferred its brokerage operations, accounts and personnel to National Securities Corporation and now operates as a branch office of that firm. On April 4, 2012, Mr. Fagenson was elected Chairman of the Board of National Holdings Corporation which is the parent of National Securities Corporation, a full line broker dealer with offices around the United States. On January 1, 2015, Mr. Fagenson was named Chief Executive Officer of National Holdings Corporation.

During his career as a member of the New York Stock Exchange beginning in 1973, Mr. Fagenson has served as a Governor on the trading floor and was elected to the NYSE Board of Directors in 1993, where he served for six years, eventually becoming Vice Chairman of the Board in 1998 and 1999. He returned to the NYSE Board in 2003 and served as a director until the Board was reconstituted with only non-industry directors in 2004.

11

Mr. Fagenson has previously served on the boards of a number of public companies and is presently the Non-Executive Chairman of the Board of Directors of Document Security Systems, Inc. He has served as a director of the Company since 2004 and as the Board’s Non-Executive Chairman since 2008. He is also a director of the National Organization of Investment Professionals (NOIP).

In addition to his business related activities, Mr. Fagenson serves as Vice President and a director of New York Services for the Handicapped, Treasurer and director of the Centurion Foundation, Director of the Federal Law Enforcement Officers Association Foundation, Treasurer and director of the New York City Police Museum and as a member of the Board of the Sports and Arts in Schools Foundation. He is a member of the alumni boards of both the Whitman School of Business and the Athletic Department at Syracuse University. He also serves in a voluntary capacity on the boards and committees of many civic, social and community organizations. Mr. Fagenson received his B.S. degree in Transportation Sciences & Finance from Syracuse University in 1970. Mr. Fagenson’s extensive experience as a board member for many public companies and as a corporate executive qualifies him to serve on our board of directors.

Jeffrey Ronaldi has served as the Company’s Chief Executive Officer and director since the closing of the Merger on July 1, 2013. Mr. Ronaldi had previously served as Lexington Technology Group, Inc.’s Chief Executive Officer since November 9, 2012. He also has served since July 2011 as Managing Director at HPR Capital, LLC; since January 2008 he has also served as Managing Partner of CTD Group, LLC and since June 2005, he has served as Managing Director of SSL Services, LLC. From November 2008 to November 2010, he served as Chief Executive Officer at Turtle Bay Technologies, an intellectual property management firm that provides strategic capital, asset management services and guidance for intellectual property owners. Since August 2008, Mr. Ronaldi has provided consulting services to Juridica Investments Ltd., a closed-end investment fund listed on the Alternative Investment Market (AIM) of the London Stock Exchange. Mr. Ronaldi’s experience with Turtle Bay Technologies and management of intellectual property qualifies him to serve on our board of directors.

Robert B. Bzdick joined the Company on February 17, 2010 as Chief Operating Officer after the Company’s acquisition of its wholly-owned subsidiary, Premier Packaging Corporation, for which Mr. Bzdick was the Chief Executive Officer. Mr. Bzdick became a director of the Company in March 2010 and Chief Executive Officer in December 2012. Mr. Bzdick resigned as Chief Executive Officer of the Company and was appointed President of the Company on July 1, 2013. Prior to founding Premier Packaging Corporation in 1989, Mr. Bzdick held positions of Controller, Sales Manager, and General Sales Manager at the Rochester, New York division of Boise Cascade, LLC (later Georgia Pacific Corporation). Mr. Bzdick has over 29 years of experience in manufacturing and operations management in the printing and packaging industry. Mr. Bzdick brings his considerable packaging and printing industry experience to the Company.

Ira A. Greenstein is President of Genie Energy Ltd., an energy services company. Prior to joining Genie Energy Ltd. in December 2011, Mr. Greenstein served as President of IDT Corporation (NYSE: IDT), a provider of wholesale and retail telecommunications services and continues to serve as counsel to the Chairman. Prior to joining IDT in January 2000, Mr. Greenstein was a partner in the law firm of Morrison & Foerster LLP from February 1997 to November 1999, where he served as the chairman of the firm’s New York Business Department. Concurrent to his tenure at Morrison & Foerster, Mr. Greenstein served as General Counsel and Secretary of Net2Phone, Inc. from January 1999 to November 1999. Prior to 1997, Mr. Greenstein was an associate in the New York and Toronto offices of Skadden, Arps, Meagher & Flom LLP. Mr. Greenstein also served on the Securities Advisory Committee to the Ontario Securities Commission from 1992 through 1996. From 1991 to 1992, Mr. Greenstein served as second counsel to the Ontario Securities Commission. Mr. Greenstein serves on the boards of Ohr Pharmaceutical, Inc., NanoVibronix Inc. and Regal Bank of New Jersey. Mr. Greenstein is a member of the Dean’s Council of the Columbia Law School Center on Corporate Governance. Mr. Greenstein received a B.S. from Cornell University and a J.D. from Columbia University Law School. Mr. Greenstein was appointed to our Board of Directors in September 2004.

Mr. Greenstein provides the Company with significant public company management experience, particularly in regards to legal and corporate governance matters, mergers and acquisitions, and strategic planning. In addition, Mr. Greenstein’s extensive legal experience has provided the Company insights and guidance throughout the Company’s patent litigation initiatives.

Warren Hurwitz has served as a director of the Company since the closing of the Merger on July 1, 2013. Mr. Hurwitz has served since March 2005 as a partner of Altitude Capital Partners, a private investment fund that he co-founded that is focused on investing in, enforcing and protecting the rights of intellectual property assets. Prior to Altitude Capital Partners, Mr. Hurwitz was a Senior Vice President at HSBC Capital (USA), the U.S. private equity arm of HSBC Group, from May 2001 through June 2004 and has held various positions within HSBC Markets (USA) Inc. from June 1994 through May 2001. Mr. Hurwitz received his B.A. degree in Economics from the State University of New York at Albany and his MBA from Fordham University. Mr. Hurwitz’s experience with Altitude Capital Partners and the investment, enforcement and protection of intellectual property rights qualify him to serve on our board of directors.

There are no legal proceedings that have occurred within the past ten years concerning our directors which involved a criminal conviction, a criminal proceeding, an administrative or civil proceeding limiting one’s participation in the securities or banking industries, or a finding of securities or commodities law violations.

12

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 1:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE NOMINEES DESCRIBED ABOVE.

INFORMATION CONCERNING BOARD OF DIRECTORS

Compensation of Directors

Each independent director (as defined under Section 803 of the NYSE MKT LLC Company Guide) is entitled to receive base cash compensation of $12,000 annually, provided such director attends at least 75% of all Board of Director meetings, and all scheduled committee meetings. Each independent director is entitled to receive an additional $1,000 for each Board of Director meeting he attends, and an additional $500 for each committee meeting he attends, provided such committee meeting falls on a date other than the date of a full Board of Directors meeting. The independent director who serves as chairman of the board’s Audit Committee is entitled to receive additional compensation of $6,000 per year. The independent directors who serve as chairman of each of the board’s Compensation and Management Resources Committee and Nominating and Corporate Governance Committee is entitled to receive additional compensation of $3,000 per year. Each of the independent directors is also eligible to receive discretionary grants of options or restricted stock under the Company’s 2013 Employee, Director and Consultants Equity Incentive Plan. Non-independent members of the Board of Directors do not receive cash compensation in their capacity as directors, except for reimbursement of travel expenses.

Director Compensation

The following table sets forth cash compensation and the value of stock options awards granted to the Company’s non-employee independent directors for their service in 2014:

Name	Fees Earned or Paid in Cash	Stock Awards		Option Awards	Total
	($)	($)		($)	($)
Robert B. Fagenson	19,500	4,735		-	24,235
Ira A. Greenstein	22,000	1,303		-	23,303
David Klein	25,000	444		-	25,444
Jonathon Perrelli	4,000		-	-	4,000
Warren Hurwitz	22,000		-	-	22,000

Board of Directors and Committees

The Company has determined that each of the following directors, Messrs. Hurwitz, Fagenson and Greenstein, qualify as independent directors (as defined under Section 803 of the NYSE MKT LLC Company Guide).

In fiscal 2014, each of the Company’s directors attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors held during the period in which each such director served as a director and (ii) the total number of meetings held by all committees of the Board of Directors during the period in which each such director served on such committee. During the fiscal year ended December 31, 2014, the Board held six meetings and acted by written consent on two occasions. The Board’s independent directors met in executive session on one occasion outside the presence of the non-independent directors and management.

Audit Committee

The Company has separately designated an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee held four meetings in 2014. The Audit Committee is responsible for, among other things, the appointment, compensation, removal and oversight of the work of the Company’s independent registered public accounting firm, overseeing the accounting and financial reporting process of the Company, and reviewing related person transactions. The Audit Committee is currently comprised of Robert Fagenson and Warren Hurwitz. It is anticipated that each of Mr. Fagenson and Mr. Hurwitz will be re-appointed to serve as members of the Audit Committee at the Company’s Annual Meeting of Directors. Robert Fagenson is qualified as a “financial expert” as defined in Item 407 under Regulation S-K of the Securities Act of 1933, as amended. Each of the members of the Audit Committee is an independent director (as defined under Section 803 of the NYSE MKT LLC Company Guide).  The Audit Committee operates under a written charter adopted by the Board of Directors, which can be found in the Corporate Governance section of our web site, www.dsssecure.com.

13

Compensation and Management Resources Committee

 The purpose of the Compensation and Management Resources Committee is to assist the Board in discharging its responsibilities relating to executive compensation, succession planning for the Company's executive team, and to review and make recommendations to the Board regarding employee benefit policies and programs, incentive compensation plans and equity-based plans. The Compensation and Management Resources Committee held two meetings in 2014.

The Compensation and Management Resources Committee is responsible for, among other things, (a) reviewing all compensation arrangements for the executive officers of the Company and (b) administering the Company’s stock option plans.  The Compensation and Management Resources Committee currently consists of Ira Greenstein, Robert Fagenson and Jonathon Perrelli. Each of the members of the Compensation and Management Resources Committee is an independent director (as defined under Section 803 of the NYSE MKT LLC Company Guide).  It is anticipated that Mr. Fagenson and Mr. Greenstein will be re-appointed to serve as members of the Compensation and Management Resources Committee at the Company’s Annual Meeting of Directors. The Compensation and Management Resource Committee operates under a written charter adopted by the Board of Directors, which can be found in the Corporate Governance section of our web site, www.dsssecure.com.

The duties and responsibilities of the Compensation and Management Resources Committee in accordance with its charter are to review and discuss with management and the Board the objectives, philosophy, structure, cost and administration of the Company's executive compensation and employee benefit policies and programs; no less than annually, review and approve, with respect to the Chief Executive Officer and the other executive officers  (a) all elements of  compensation, (b) incentive targets, (c) any employment agreements, severance agreements and change in control agreements or provisions, in each case as, when and if appropriate, and (d) any special or supplemental benefits; make recommendations to the Board with respect to the Company's major long-term incentive plans, applicable to directors, executives and/or non-executive employees of the Company and approve (a) individual annual or periodic equity-based awards for the Chief Executive Officer and other executive officers and (b) an annual pool of awards for other employees with guidelines for the administration and allocation of such awards; recommend to the Board for its approval a succession plan for the Chief Executive Officer, addressing the policies and principles for selecting a successor to the Chief Executive Officer, both in an emergency situation and in the ordinary course of business; review programs created and maintained by management for the development and succession of other executive officers and any other individuals identified by management or the Compensation and Management Resources Committee; review the establishment, amendment and termination of employee benefits plans, review employee benefit plan operations and administration; and any other duties or responsibilities expressly delegated to the Compensation and Management Resources Committee by the Board from time to time relating to the Committee's purpose.

The Compensation and Management Resources Committee may request any officer or employee of the Company or the Company's outside counsel to attend a meeting of the Compensation and Management Resources Committee or to meet with any members of, or consultants to, the Compensation and Management Resources Committee. The Company's Chief Executive Officer does not attend any portion of a meeting where the Chief Executive Officer's performance or compensation is discussed, unless specifically invited by the Compensation and Management Resources Committee.

The Compensation and Management Resources Committee has the sole authority to retain and terminate any compensation consultant to be used to assist in the evaluation of director, Chief Executive Officer or other executive officer compensation or employee benefit plans, and shall have sole authority to approve the consultant's fees and other retention terms. The Compensation and Management Resources Committee also has the authority to obtain advice and assistance from internal or external legal, accounting or other experts, advisors and consultants to assist in carrying out its duties and responsibilities, and has the authority to retain and approve the fees and other retention terms for any external experts, advisors or consultants.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for overseeing the appropriate and effective governance of the Company, including, among other things, (a) nominations to the Board of Directors and making recommendations regarding the size and composition of the Board of Directors and (b) the development and recommendation of appropriate corporate governance principles.  The Nominating and Corporate Governance Committee currently consists of Ira Greenstein and Jonathon Perrelli, each of whom is an independent director (as defined under Section 803 of the NYSE MKT LLC Company Guide).  It is anticipated that Mr. Greenstein and Mr. Hurwitz will be appointed at the Company’s Annual Meeting of Directors to serve as members of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee held one meeting in 2014. The Nominating and Corporate Governance Committee operates under a written charter adopted by the Board of Directors, which can be found in the Corporate Governance section of our web site, www.dsssecure.com.  The Nominating and Corporate Governance Committee adheres to the Company’s By-Laws provisions and Securities and Exchange Commission rules relating to proposals by shareholders when considering director candidates that might be recommended by stockholders, along with the requirements set forth in the committee's Policy with Regard to Consideration of Candidates Recommended for Election to the Board of Directors, also available on our website. The Nominating and Corporate Governance Committee of the Board of Directors is responsible for identifying and selecting qualified candidates for election to the Board of Directors prior to each annual meeting of the Company’s stockholders.  In identifying and evaluating nominees for director, the Committee considers each candidate’s qualities, experience, background and skills, as well as other factors, such as the individual’s ethics, integrity and values which the candidate may bring to the Board of Directors.

14

Code of Ethics

The Company has adopted a code of Ethics that establishes the standards of ethical conduct applicable to all directors, officers and employees of the Company. A copy of the Code of Ethics covering all of our employees, directors and officers, is available on the Investors/Corporate Governance section of our web site at www.dsssecure.com.

Leadership Structure and Risk Oversight

Currently, the positions of Chief Executive Officer and Chairman of the Board are held by two different individuals. Robert Fagenson currently serves as Chairman of the Board and Jeffrey Ronaldi currently serves as Chief Executive Officer of the Company and as a member of the Board. Although no formal policy currently exists, the Board determined that the separation of these positions would allow our Chief Executive Officer to devote his time to the daily execution of the Company’s business strategies and Board Chairman to devote his time to the long-term strategic direction of the Company. Our senior management manages the risks facing the Company under the oversight and supervision of the Board. While the full Board is ultimately responsible for risk oversight at our Company, two of our Board committees assist the Board in fulfilling its oversight function in certain areas of risk. The Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to risk in the areas of financial reporting and internal controls. The Nominating and Corporate Governance Committee assists the Board in fulfilling its oversight responsibilities with respect to risk in the area of corporate governance. Other general business risks such as economic and regulatory risks are monitored by the full Board. While the Board oversees the Company’s risk management, management is responsible for day-to-day oversight of risk management processes.

Compensation Risk Assessment

Our Board considered whether our compensation program encouraged excessive risk taking by employees at the expense of long-term Company value. Based upon its assessment, the Board does not believe that our compensation program encourages excessive or inappropriate risk-taking. The Board believes that the design of our compensation program does not motivate imprudent risk-taking.

DIRECTOR NOMINATIONS

The Nominating and Corporate Governance Committee of the Board of Directors is responsible for identifying and selecting qualified candidates for election to the Board of Directors prior to each annual meeting of the Company’s stockholders. A copy of the Nominating and Corporate Governance Committee Charter is available on the Investors/Charters section of our web site, www.dsssecure.com. In addition, stockholders who wish to recommend a candidate for election to the Board of Directors must submit a written notice of such recommendation to the Company and strictly comply with all the requirements set forth in the Nominating and Corporate Governance Committee Policy With Regard to Consideration of Candidates Recommended for Election to the Board of Directors, a copy of which is also available on the Investors/Charters section of our web site. The standards for considering nominees to the Board are included in the Corporate Governance Committee Charter. In identifying and evaluating nominees for director, the Committee considers each candidate’s qualities, experience, background and skills, as well as other factors, such as the individual’s ethics, integrity and values which the candidate may bring to the Board of Directors. Any stockholder who desires the Committee to consider one or more candidates for nomination as a director should either by personal delivery or by United States mail, postage prepaid, deliver a written notice of recommendation addressed to the Chairman, Document Security Systems, Inc., Nominating and Corporate Governance Committee, 28 East Main Street, Suite 1525, Rochester, New York 14614, with respect to an election to be held at the 2016 Annual Meeting of Stockholders, no later than May 28, 2016; provided, however, that if the date of the 2016 Annual Meeting of Stockholders is more than 30 days before or after June 1, 2016, recommendations must be delivered not later than the close of business on the later of (1) the 90th day prior to the 2016 annual meeting, or (2) the 10th day following the first public announcement of the date of the 2016 annual meeting. Each written notice must set forth: (a) the name and address of the stockholder making the recommendation and of the person or persons recommended, (b) a representation that the stockholder is a holder of record of the stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder, (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC, (e) the consent of such person(s) to serve as a director(s) of the Company if nominated and elected, and (f) description of how the person(s) satisfy the criteria for consideration as a candidate referred to above.

15

COMMUNICATION WITH DIRECTORS

The Company has established procedures for stockholders or other interested parties to communicate directly with the Board of Directors. Such parties can contact the Board of Directors by mail at: Document Security Systems, Inc., Board of Directors, Attention: Robert Fagenson, Chairman of the Board, 28 East Main Street, Suite 1525, Rochester, New York 14614. All communications made by this means will be received by the Chairman of the Board.

AUDIT COMMITTEE REPORT

The following Audit Committee Report shall not be deemed to be “soliciting material,” “filed” with the SEC, or subject to the liabilities of Section 18 of the Exchange Act. Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, that might incorporate by reference future filings, including this Proxy Statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings.

The Audit Committee is comprised of two independent directors (as defined under Section 803 of the NYSE MKT LLC Company Guide). The Audit Committee operates under a written charter adopted by the Board of Directors, which can be found in the Corporate Governance section of our web site, www.dsssecure.com.

We have reviewed and discussed with management the Company’s audited consolidated financial statements as of and for the fiscal year ended December 31, 2014, as well as the quarterly unaudited financial statements.

We have reviewed and discussed with management and the independent registered public accounting firm the quality and the acceptability of the Company’s financial reporting and internal controls.

We have discussed with the independent registered public accounting firm the overall scope and plans for their audit as well as the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

We have discussed with management and the independent registered public accounting firm such other matters as required to be discussed with the Audit Committee under Professional Standards, the corporate governance standards of the NYSE MKT LLC Exchange and the Audit Committee’s Charter.

We have received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by the Statement on Auditing Standards as adopted by the Public Company Accounting Oversight Board, and have discussed with the independent registered public accounting firm their independence from management and the Company, including the impact of permitted non-audit related services approved by the Committee to be performed by the independent registered public accounting firm.

Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, filed with the SEC on March 30, 2015.

Robert Fagenson, Audit Committee Member

Warren Hurwitz, Audit Committee Member

16

EXECUTIVE OFFICERS

The persons who are serving as Named Executive Officers of the Company as of June 30, 2015 are Jeffrey Ronaldi, Chief Executive Officer, Peter Hardigan, Chief Operating Officer, Robert Bzdick, President and Philip Jones, Chief Financial Officer. The biographies for each of Jeffrey Ronaldi and Robert Bzdick are contained herein in the information disclosures relating to the Company’s nominees for director. Peter Hardigan will serve as Chief Operating Officer of the Company until July 31, 2015, the date on which his employment agreement with the Company will expire.

Peter Hardigan has served as the Company’s Chief Operating Officer since July 1, 2013. Prior to joining the Company, Mr. Hardigan served as the Chief Operating Officer of Lexington Technology Group, Inc. (LTG). Prior to joining LTG, from August 2011 to August 2012, Mr. Hardigan was the Chief Financial Officer and head of investment management at IP Navigation Group, LLC (IPNav), where he was responsible for financial assessment of IPNav portfolio acquisitions. From September 2007 to August 2011, Mr. Hardigan was Principal at Charles River Associates in New York City and Frankfurt, where he represented a range of Fortune 500 companies and institutional investors involved in intellectual property monetization. Mr. Hardigan holds an MBA from Columbia University and a B.A. from the University of Chicago.

Philip Jones, 46, joined the Company in 2005 as Controller and Principal Accounting Officer and has been the Company’s Chief Financial Officer since May 2009. Mr. Jones also serves as the Company’s Treasurer. Prior to joining the Company, Mr. Jones held financial management positions at Zapata Corporation, a public holding company, and American Fiber Systems, a private telecom company. In addition, Mr. Jones was a CPA at PriceWaterhouseCoopers and Arthur Andersen. Mr. Jones holds a Bachelor’s Degree in Economics from SUNY Geneseo and a MBA from the Rochester Institute of Technology. Mr. Jones is on the board of directors of U-Vend, Inc.

There are no familial relationships among any of our officers or directors. None of our executive officers has been affiliated with any company that has filed for bankruptcy within the last ten years. We are not aware of any proceedings to which any of our executive officers or any associate of any such officer, is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

Each executive officer serves at the pleasure of the board of directors.

There are no legal proceedings that have occurred within the past ten years concerning our executive officers which involved a criminal conviction, a criminal proceeding, an administrative or civil proceeding limiting one’s participation in the securities or banking industries, or a finding of securities or commodities law violations.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the compensation earned by persons serving as the Company’s Chief Executive Officer and Chief Financial Officer during 2014 and its two other most highly compensated executive officers who served the Company in 2014, referred to herein collectively as the “Named Executive Officers”, or NEOs, for services rendered to us for the years ended December 31, 2014 and 2013:

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards (1)	All Other Compensation (2)	Total
		($)	($)	($)	($)	($)	($)
Jeffrey Ronaldi(3)	2014	350,000	70,000	60,000	151,184	1,186	632,370
Chief Executive Officer	2013	137,308	-	-	753,910	-	891,218

Robert B. Bzdick	2014	220,000	77,321	-	86,390	24,285	407,996
President & Former Chief Executive Officer (4)	2013	220,000	147,320	-	-	23,575	390,895

Peter Hardigan(5)	2014	250,000	50,000	30,000	107,988	1,186	439,174
Chief Operating Officer	2013	98,077	-	-	753,910	-	851.987

Philip Jones	2014	150,000	-	9,000	39,040	1,186	199,226
Chief Financial Officer	2013	121,154	25,000	-	-	1,212	147,366

17

(1)	Represents the total grant date fair value of option awards computed in accordance with FASB ASC 718. Our policy and assumptions made in the valuation of share-based payments are contained in Note 8 to our financial statements for the year ended December 31, 2014.

(2)	Includes health insurance premiums and automobile expenses paid by the Company.

(3)	Effective July 1, 2013, Mr. Ronaldi was appointed as Chief Executive Officer of the Company. He was previously Chief Executive Officer of Lexington Technology Group, Inc.

(4)	Effective December 1, 2012, Mr. Bzdick was appointed as Chief Executive Officer of the Company. He had previously served as the Company’s Chief Operating Officer since February 2010. Mr. Bzdick resigned as Chief Executive Officer of the Company and was appointed President of the Company on July 1, 2013.

(5)	Effective July 1, 2013, Mr. Hardigan was appointed as Chief Operating Officer of the Company. He was previously Chief Operating Officer of Lexington Technology Group, Inc.

Employment and Severance Agreements

Mr. Bzdick serves as the Company’s President pursuant to an employment agreement that runs until December 21, 2019 (the “Bzdick Employment Agreement”). The Bzdick Employment Agreement was originally executed on February 12, 2010, and was later amended effective July 1, 2013. Mr. Bzdick’s annual base salary under the Bzdick Employment Agreement is $200,000. If Mr. Bzdick’s employment is terminated for any reason except for cause, the Company will be obligated to pay Mr. Bzdick $100,000 per year and health insurance premiums for Mr. Bzdick and his family for five years. The Bzdick Employment Agreement also provides for non-competition covenants by Mr. Bzdick in favor of the Company for the longer of (i) one year after the term of employment, or (ii) any period during which Mr. Bzdick receives severance payments.

On October 1, 2012, the Company entered into a letter agreement with Philip Jones (the “Jones Letter Agreement”) which became effective on July 1, 2013. Under the Jones Letter Agreement, if Mr. Jones’ employment is terminated, the Company will pay Mr. Jones severance in the amount of $150,000 in bi-weekly installments in accordance with the Company’s regular payroll practices, for a period of 12 months.

On July 1, 2013, the Company assumed all of the duties, obligations and liabilities of Lexington Technology Group, Inc. (LTG) under (i) the employment agreement with Jeffrey Ronaldi, dated November 20, 2012 (the “Ronaldi Agreement”), and (ii) the amended employment agreement with Peter Hardigan, dated November 20, 2012 (the “Hardigan Agreement”).

The Ronaldi Agreement had an initial term of three years, commencing on November 9, 2012, and is automatically renewable for additional consecutive one year terms, unless at least ninety days written notice is given by either the Company or Mr. Ronaldi prior to the commencement of the next renewal term. The Ronaldi Agreement provides for an annual base salary of $350,000 and an annual discretionary bonus based upon Mr. Ronaldi’s and the Company’s achievement of annual performance objectives, as determined by the Board. Effective on July 1, 2013, the Company also exchanged 1,000,000 options to purchase shares of the Company’s Common Stock at an exercise price of $3.00 per share for 1,800,000 non-statutory options to purchase shares of LTG’s common stock previously granted to Mr. Ronaldi. The Ronaldi Agreement also provides for Mr. Ronaldi’s participation in all benefit programs the Company establishes and makes available to its executive employees, and for reimbursement to Mr. Ronaldi for reasonable travel, entertainment, mileage and other business expenses.

The Ronaldi Agreement is terminable by the Company for cause or upon thirty days prior written notice without cause, and terminable at Mr. Ronaldi’s election upon thirty days prior written notice. If the Company terminates Mr. Ronaldi without cause, then the Company will pay Mr. Ronaldi: (i) a lump sum amount equal to his base salary for the balance of the then-remaining term of the Ronaldi Agreement, but no less than six months’ base salary, (ii) the Company’s share of the cost of health insurance coverage pursuant to COBRA for the then-remaining term of the Ronaldi Agreement and (iii) reimbursement of business expenses incurred by Mr. Ronaldi prior to termination. The Ronaldi Agreement also includes certain confidentiality, non-compete and non-solicitation provisions effective for a period of twelve months following the termination of Mr. Ronaldi’s employment with the Company.

The Hardigan Agreement had an initial term of one year, commencing on August 1, 2012, and is automatically renewable for additional consecutive one year terms, unless at least ninety days written notice is given by either the Company or Mr. Hardigan prior to the commencement of the next renewal term. The Hardigan Agreement provides for an annual base salary of $250,000, and an annual discretionary bonus based upon Mr. Hardigan’s and the Company’s achievement of annual performance objectives, as determined by the Board. Effective on July 1, 2013, the Company also exchanged 1,000,000 options to purchase shares of the Company’s Common Stock at an exercise price of $3.00 per share for 1,800,000 non-statutory options to purchase shares of LTG’s common stock previously granted to Mr. Hardigan. The Hardigan Agreement also provides for Mr. Hardigan’s participation in all benefit programs the Company establishes and makes available to its executive employees, and for reimbursement to Mr. Hardigan for reasonable travel, entertainment, mileage and other business expenses.

18

The Hardigan Agreement is terminable by the Company for cause or upon thirty days prior written notice without cause, and terminable at Mr. Hardigan’s election upon thirty days prior written notice. If the Company terminates Mr. Hardigan without cause, then the Company will pay Mr. Hardigan: (i) a lump sum amount equal to his base salary for the balance of the then-remaining term of the Hardigan Agreement, but no less than six months’ base salary, (ii) the Company’s share of the cost of health insurance coverage pursuant to COBRA for the then-remaining term of the Hardigan Agreement and (iii) reimbursement of business expenses incurred by Mr. Hardigan prior to termination. The current employment term under the Hardigan Agreement will expire on July 31, 2015.

The Hardigan Agreement also includes certain confidentiality, non-compete and non-solicitation provisions effective for a period of twelve months following the termination of Mr. Hardigan’s employment with the Company.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the equity awards we have made to our Named Executive Officers, which are outstanding as of December 31, 2014:

Name	Number of Securities Underlying Unexercised Options	Number of Securities Underlying Unexercised Options		Number of Shares of Stock That Have Not Vested	Market Value of Shares of Stock That Have Not Vested	Option Exercise Price	Option Expiration Date
	(#)	(#)		(#)	($)	($)
	Exercisable	Un-exercisable
Philip Jones	50,000	-	,	-	-	3.29	1/28/2015
	50,000	-	,	-	-	4.00	1/28/2015
	20,000	-	,	-	-	3.23	6/10/2015
	75,000	25,000	(1)	-	-	3.00	11/19/2017
	14,793	29,586	(3)			2.00	3/5/2019
	-	33,500	(4)			0.60	12/18/2019
Robert B. Bzdick	75,000	25,000	(1)	-	-	3.00	11/19/2017
	150,000	-		-	-	3.00	11/19/2017
	39,448	78,895	(3)			2.00	3/5/2019
Jeffrey Ronaldi	625,000	375,000	(2)	-	-	3.00	11/20/2022
	69,034	138,067	(3)			2.00	3/5/2015
Peter Hardigan	625,000	375,000	(2)			3.00	11/20/2022
	49,310	98,619	(3)			2.00	3/5/2015

(1)	Vests as to one-twelfth of the shares subject to the option in equal quarterly installments commencing on 12/31/2012.

(2)	One half of these options shall vest in 12 equal quarterly tranches, with the first tranches having vested as of February 15, 2013, and May 15, 2013 and the remaining tranches vesting on each of August 15, November 15, February 15 and May 15 thereafter through August 15, 2015. Following the completion of the Merger on July 1, 2013, the remaining one half of these options shall vest in 12 equal tranches, with a tranche to vest on the last day of each calendar quarter commencing on September 30, 2013.

(3)	One third of these options vested on the date of grant, one third of these options will vest on 3/5/2015, and one third of these options will vest on 3/5/2016.

(4)	These options will vest on 8/15/2015.

Equity Compensation Plan Information

 As of December 31, 2014, securities issued and securities available for future issuance under our 2013 Employee, Director and Consultant Equity Incentive Plan (the “2013 Plan”) is as follows:

19

	Restricted stock to be issued upon vesting	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance (under equity compensation Plans (excluding securities reflected in column (a & b))
	(a)	(b)	(c)	(d)
Plan Category
Equity compensation plans approved by security holders
2013 Employee, Director and Consultant Equity Incentive Plan	264,338	4,928,291	$2.92	807,371

Equity compensation plans not approved by security holders
Contractual warrant grants for services	-	508,064	3.74	-

Total	264,338	5,436,355	$3.00	807,371

The warrants listed in the table above were issued to third party service providers in partial or full payment for services rendered.

PROPOSAL NO. 2

RATIFICATION OF THE APPOINTMENT OF FREED MAXICK CPAs, P.C.

AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE FISCAL YEAR ENDING DECEMBER 31, 2015

The Company’s stockholders are being asked to ratify the Board of Directors’ appointment of Freed Maxick CPAs, P.C. as the Company’s independent registered public accounting firm for fiscal 2015.

In the event that the ratification of this selection is not approved by an affirmative majority of the votes cast on the proposal at the 2015 Annual Meeting, management will review its future selection of the Company’s independent registered public accounting firm.

A representative of Freed Maxick CPAs, P.C. is expected to be present at the 2015 Annual Meeting of Stockholders and will have an opportunity to make a statement if he or she desires to do so. It is also expected that such representative will be available to respond to appropriate questions.

Audit Fees

Audit fees consist of fees for professional services rendered for the audit of the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K, including the review of financial statements included in the Company’s Quarterly Reports on Form 10-Q, and for services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements. The aggregate fees billed for professional services rendered by our principal accountant, Freed Maxick CPAs, P.C., for audit and review services for the fiscal years ended December 31, 2014 and 2013 were approximately $143,600 and $188,000, respectively.

Audit Related Fees

The aggregate fees billed for other related services by our principal accountant, Freed Maxick CPAs, P.C., pertaining to registration statements and consultation on financial accounting or reporting standards for the years ended December 31, 2014 and 2013 were approximately $70,900 and $103,000, respectively.

Tax Fees

The aggregate fees billed for professional services rendered by our principal accountant, Freed Maxick CPAs, P.C., for tax compliance, tax advice and tax planning during the year ended December 31, 2014 and 2013 were approximately $33,400 and $34,000, respectively.

20

All Other Fees

There were no fees billed for professional services rendered by our principal accountant, Freed Maxick CPAs, P.C., for other related services during the years ended December 31, 2014 and 2013.

Administration of the Engagement; Pre-Approval of Audit and Permissible Non-Audit Services

The Company's Audit Committee Charter requires that the Audit Committee establish policies and procedures for pre-approval of all audit or permissible non-audit services provided by the Company’s independent auditors. Our Audit Committee, approved, in advance, all work performed by our principal accountant, Freed Maxick CPAs, P.C. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may establish, either on an ongoing or case-by-case basis, pre-approval policies and procedures providing for delegated authority to approve the engagement of the independent registered public accounting firm, provided that the policies and procedures are detailed as to the particular services to be provided, the Audit Committee is informed about each service, and the policies and procedures do not result in the delegation of the Audit Committee's authority to management. In accordance with these procedures, the Audit Committee pre-approved all services performed by Freed Maxick CPAs, P.C. The percentage of hours expended on Freed Maxick CPAs, P.C.’s engagement to audit our financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 2:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF FREED MAXICK CPAs, P.C. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2015.

PROPOSAL NO. 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires the Company’s stockholders to have the opportunity to cast a non-binding advisory vote regarding the approval of the compensation disclosed in this Proxy Statement of the Company’s Named Executive Officers included in the Summary Compensation Table. The Company has disclosed the compensation of the Named Executive Officers pursuant to rules adopted by the SEC.

We believe that our compensation policies for the Named Executive Officers are designed to attract, motivate and retain talented executive officers and are aligned with the long-term interests of the Company’s stockholders. This advisory stockholder vote, commonly referred to as a “say-on-pay vote,” gives you as a stockholder the opportunity to approve or not approve the compensation of the Named Executive Officers that is disclosed in this Proxy Statement by voting for or against the following resolution (or by abstaining with respect to the resolution):

RESOLVED, that the stockholders of Document Security Systems, Inc. approve all of the compensation of the Company’s executive officers who are named in the Summary Compensation Table of the Company’s 2015 Proxy Statement, as such compensation is disclosed in the Company’s 2015 Proxy Statement pursuant to Item 402 of Regulation S-K, which disclosure includes the Proxy Statement’s Summary Compensation Table and other executive compensation tables and related narrative disclosures.

Because your vote is advisory, it will not be binding on either the Board of Directors or the Company. However, the Company’s Compensation and Management Resources Committee will take into account the outcome of the stockholder vote on this proposal at the Annual Meeting when considering future executive compensation arrangements. In addition, your non-binding advisory votes described in this Proposal 3 will not be construed: (1) as overruling any decision by the Board of Directors, any Board committee or the Company relating to the compensation of the Named Executive Officers, or (2) as creating or changing any fiduciary duties or other duties on the part of the Board of Directors, any Board committee or the Company.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 3:

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE TO APPROVE THE COMPENSATION OF THE COMPANY’S EXECUTIVE OFFICERS DISCLOSED IN THE SUMMARY COMPENSATION TABLE OF THIS PROXY STATEMENT.

21

ANNUAL REPORT

For stockholders receiving the Notice, this Proxy Statement, our Annual Report, any amendments to the foregoing materials that are required to be furnished to stockholders, and the proxy card or voting instruction form will be available on-line at http://viewproxy.com/dsssecure/2015 on or about July 8, 2015. The Notice contains instructions on how to access the proxy materials over the Internet and vote online. These materials contain detailed information about the Annual Meeting, the proposals to be considered, our Board’s nominees for directors and other information concerning the Company.

If you received the Notice and would also like to receive a copy of the printed proxy materials, we will deliver promptly, upon written or oral request, a written copy of the Proxy Statement, the Annual Report, proxy card with voting instructions, and any amendments to the foregoing materials that are required to be furnished to stockholders. A stockholder who wishes to receive written copies of the proxy materials, now or in the future, may obtain one, without charge, by calling 1(877) 777-2857 toll free, by logging on to http://viewproxy.com/dsssecure/2015, or by submitting a request by email to requests@viewproxy.com .

STOCKHOLDER PROPOSALS

Stockholders may present proposals for action at meetings of stockholders only if they comply with the proxy rules established by the SEC, applicable New York law and our Bylaws. No stockholder proposals were received for consideration at our 2015 Annual Meeting of Stockholders.

Under SEC Rule 14a-8, in order for a stockholder proposal to be included in our proxy solicitation materials for our 2016 Annual Meeting of Stockholders, it must be delivered to our Corporate Secretary at our principal executive offices by March 3, 2016; provided, however, that if the date of the 2016 Annual Meeting of Stockholders is more than 30 days before or after June 1, 2016, notice by the stockholder must be delivered not later than the close of business on the later of (1) 90th day prior to the 2016 annual meeting, or (2) the 10th day following the first public announcement of the date of the 2016 annual meeting.

Under our Bylaws, to be properly brought before the meeting, business must be either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a stockholder. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company not later than 90 days prior to the meeting anniversary date of the immediately preceding annual meeting or if no annual meeting was held for any reason in the preceding year, 90 days prior to the first Wednesday in December. A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the meeting (1) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (2) the name and record address of the stockholder proposing such business, (3) the class and number of shares of capital stock of the Company which are beneficially owned by the stockholder, and (iv) any material interest of the stockholder in such business.

MISCELLANEOUS

The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by mail, certain officers and regular employees of the Company may solicit the return of proxies by telephone, telegram or personal interview and may request brokerage houses, custodians, nominees and fiduciaries to forward soliciting material to their principals and will agree to reimburse them for their reasonable out-of-pocket expenses.

OTHER BUSINESS

The Board of Directors knows of no business to be brought before the Annual Meeting other than as set forth above. If other matters properly come before the Company at the Annual Meeting, it is the intention of the persons named in the solicited proxy to vote the proxy on such matters in accordance with their best judgment.

Stockholders are urged to vote according to the instructions provided without delay.

22

By order of the Board of Directors

Robert Fagenson Chairman of the Board

Rochester, New York July 1, 2015

23

DOCUMENT SECURITY SYSTEMS, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 26, 2015

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Robert B. Bzdick and Jeffrey Ronaldi and each of them, proxies, with full powers of substitution, to each vote all shares of Common Stock of DOCUMENT SECURITY SYSTEMS, INC. owned by the undersigned at the Annual Meeting of Stockholders to be held on August 26, 2015 and at any adjournments or postponements thereof, hereby revoking any proxy heretofore given. This proxy, when properly executed, will be voted in the manner directed on the reverse side hereof.

Either of the proxies, who shall be present and acting, shall have and may exercise all the powers hereby granted.

IF NO ELECTION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE NOMINEES FOR DIRECTOR, AND “FOR” PROPOSALS 2 AND 3.

Said proxies will use their discretion with respect to any other matters which properly come before the meeting.

(Continued, and to be marked, dated and signed, on the other side)

 ▲ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▲

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held On August 26, 2015

The following Proxy Materials are available for your review at
http://www.viewproxy.com/dsssecure/2015

•	Notice of the 2015 Annual Meeting of Stockholders;

•	The Company's 2015 Proxy Statement;

•	The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NAMED NOMINEES AS DIRECTORS, AND FOR PROPOSALS 2 AND 3.

Please mark your votes like this	☒

1. Election of Directors NOMINEES: 01 Robert B. Fagenson 02 Jeffrey Ronaldi 03 Robert B. Bzdick 04 Ira A. Greenstein 05 Warren Hurwitz	FOR ☐ ☐ ☐ ☐ ☐	AGAINST ☐ ☐ ☐ ☐ ☐	ABSTAIN ☐ ☐ ☐ ☐ ☐

2. Proposal to ratify the appointment of Freed Maxick CPAs, P.C. as the Company’s independent registered public accountants for the fiscal year ending December 31, 2015.

☐FOR    ☐AGAINST      ☐ABSTAIN

3. Proposal to approve the executive compensation of the Company’s executive officers disclosed in the Summary Compensation Table of the Company’s Proxy Statement.

☐FOR    ☐AGAINST      ☐ABSTAIN

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above)

I plan on attending the meeting ☐

Signature _______________________ Signature ____________________ Date __________________________ , 2015
Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

▲ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▲

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11 digit control number ready when voting by Internet or Telephone

INTERNET	TELEPHONE	MAIL
Vote Your Proxy on the Internet: Go to www.cesvote.com	Vote Your Proxy by Phone: Call 1 (888) 693-8683	Vote Your Proxy by Mail:
Have your proxy card available when you access the above website. Follow the prompts to vote your shares.	Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.	Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY